Exhibit 21.1
LIST OF SUBSIDIARIES

Name	Jurisdiction of Incorporation or Organization
259 Pitt Street Pty Ltd.	Australia
42 Hotel Member LLC	United States
90210 Biltmore Management, LLC	United States
90210 Desert Resorts Management Co., LLC	United States
90210 Grand Wailea Management Co., LLC	United States
90210 LLC	United States
90210 Management Company, LLC	United States
Adana Hilton Enternasyonal Otelcilik Limited Sirketi	Turkey
Adda Hotels	United Kingdom
Adda Properties Limited	United Kingdom
Addis Ababa Hilton Private Limited Company	Ethiopia
Admiral I Pty Limited	Australia
Admiral II Pty Limited	Australia
Admiral III Pty Limited	Australia
Admiral Investments Pty Limited	Australia
Andiamo's O'Hare, LLC	United States
Ankara Enternasyonel Otelcilik Anonim Sirketi	Turkey
ATM Hotels Pty. Limited	Australia
Avenue Louise Hotel Partners S.N.C.	Belgium
Bally's Grand Property Sub I, LLC	United States
Blue Bonnet Security, LLC	United States
Bonnet Creek Golf Course Lessee LLC	United States
Bonnet Creek Waldorf Astoria Lessee LLC	United States
Brighton at Kingston Plantation, L.L.C.	United States
Canopy Brand Management LLC	United States
Chancel Service Corporation	United States
Chesterfield Village Hotel, L.L.C.	United States
CHW Holdings, LLC	United States
Comfort Hotels International Limited	United Kingdom
Comfort Hotels Limited	United Kingdom
Comfort Inns BV	Netherlands
Comfort Lodge (U.K.) Limited	United Kingdom
Compris Hotel LLC	United States
Conrad International (Belgium) LLC	United States
Conrad International (Egypt) LLC	United States
Conrad International (Egypt) Resorts Corporation	United States
Conrad International (Indonesia) Corporation	United States
Conrad International (Thailand) Limited	Thailand
Conrad International Hotels (HK) Limited	Hong Kong
Conrad International Investment (Jakarta) Corporation	United States
Conrad International Manage (CIS) LLC	United States
Conrad International Management Services (Singapore) Pte Ltd	Singapore
Conrad Management LLC	United States
Conrad Osaka Godo Kaisha	Japan
Curio Brand Management LLC	United States
Destination Resort Affiliates	United States

Destination Resorts LLC	United States
Doubletree De Mexico, S.A. De C.V.	Mexico
Doubletree Hotel Systems LLC	United States
Doubletree Hotels LLC	United States
Doubletree International Franchise LLC	United States
Doubletree LLC	United States
Doubletree Management LLC	United States
Doubletree Partners	United States
DT Management LLC	United States
DT Real Estate, LLC	United States
DTM Atlanta/Legacy, Inc.	United States
DTM Cambridge, Inc.	United States
DTM Coconut Grove, Inc.	United States
DTM Maryland, Inc.	United States
DTM Santa Clara LLC	United States
DTM Walnut Creek, Inc.	United States
DTR FCH Holdings, Inc.	United States
DTR Houston, Inc.	United States
DTR PAH Holding, Inc.	United States
DTR San Antonio, Inc.	United States
Dunkeld Lodges (Management) Limited	United Kingdom
EJP LLC	United States
Embassy Development LLC	United States
Embassy Equity Development LLC	United States
Embassy Memphis Corporation	United States
Embassy Suites (Isla Verde), Inc.	United States
Embassy Suites Club No. 1, Inc.	United States
Embassy Suites Club No. Three, Inc.	United States
Embassy Suites Club No. Two, Inc.	United States
Embassy Suites Management LLC	United States
Embassy Syracuse Development LLC	United States
Grand Hotel Imperial dd	Croatia
Greatkey Limited	United Kingdom
H Alliance, Inc.	United States
Hampton Inns LLC	United States
Hampton Inns Management LLC	United States
Hapeville Investors, LLC	United States
HBM Global Risk Corporation	United States
HFS San Francisco Liquor License, LLC	United States
HHC BC Orlando, LLC	United States
HI Hotel Management (Guam), Inc.	Guam
HI Investment (Colombia) EU	Colombia
HI US Finance LLC	United States
HIC Dormant Holding LLC	United States
HIC First LLC	United States
HIC Group International Luxembourg S.a.r.l.	Luxembourg
HIC Holdings BV	Netherlands
HIC Holdings LLC	United States
HIC Hotels U.S.A. LLC	United States
HIC Racing (Chiswick) Limited	United Kingdom

HIC Second LLC	United States
HIC Treasury Limited	United Kingdom
Hilmex Holdings, S. de R.L. de C.V.	Mexico
Hilstock Hotel Holding Corporation	United States
Hilton Argentina SRL	Argentina
Hilton Beverage Corporation	United States
Hilton Beverage LLC	United States
Hilton Brazil Operacoes E Participacoes Ltda.	Brazil
Hilton Canada Co.	Canada
Hilton Chicago Beverage I LLC	United States
Hilton Chicago Beverage II LLC	United States
Hilton Chicago Beverage III LLC	United States
Hilton Chicago Beverage IV LLC	United States
Hilton Copenhagen ApS	Denmark
Hilton Corporate Director LLC	United States
Hilton Cyprus Limited	Cyprus
Hilton Domestic Franchise LLC	United States
Hilton Domestic Management LLC	United States
Hilton Domestic Operating Company Inc.	United States
Hilton Egypt Trading Company (a/k/a Hilton Lil Tigara)	Egypt
Hilton El Con Management LLC	United States
Hilton El Con Operator LLC	United States
Hilton Electronic Distribution Systems, LLC	United States
Hilton Enternasyonal Otelcilik AS	Turkey
Hilton Enternasyonal Otelcilik AS - Ankara branch	Turkey
Hilton Finance (UK) Limited	United Kingdom
Hilton Foreign Operating Company Inc.	United States
Hilton Franchise Holding LLC	United States
Hilton Garden Inns Management LLC	United States
Hilton Germany Holdco Limited	United Kingdom
Hilton Global Holdings LLC	United States
Hilton Hawaii Corporation	United States
Hilton HHC Limited	United Kingdom
Hilton HIH Limited	United Kingdom
Hilton (Hellas) Monoprosopi EPE	Greece
Hilton Holdings LLC	United States
Hilton Honors Worldwide LLC	United States
Hilton Hospitality LLC	United States
Hilton Hotel Management (Shanghai) Co Ltd	China
Hilton Hotel Management (Shanghai) Co Ltd - Beijing branch	China
Hilton Hotel Management (Shanghai) Co Ltd - Shenzhen branch	China
Hilton Hotel Management Services Private Limited	India
Hilton Hotel Service Co Limited	Japan
Hilton Hotels (Ireland) Limited	Ireland
Hilton Hotels Holdings LLC	United States
Hilton Hotels of Australia (Melbourne) Pty Ltd	Australia
Hilton Hotels of Australia Pty Limited	Australia
Hilton Illinois Holdings LLC	United States
Hilton Illinois LLC.	United States
Hilton Inns LLC	United States

Hilton Internacional de Venezuela CA	Venezuela, Bolivarian Republic of
Hilton International (Bulgaria) EAD	Bulgaria
Hilton International (France) SAS	France
Hilton International (Germany) GmbH	Germany
Hilton International (Moscow) LLC	United States
Hilton International (Nederland) BV	Netherlands
Hilton International (Switzerland) GmbH	Switzerland
Hilton International (Thailand) Limited	Thailand
Hilton International Asia Pacific Pte Ltd	Singapore
Hilton International Australia Holding Pty Ltd	Australia
Hilton International Australia Pty Limited	Australia
Hilton International Barbados Limited	Barbados
Hilton International Canada CRA ULC	Canada
Hilton International Co - Egypt	Egypt
Hilton International Co - Mauritius	Mauritius
Hilton International Co - Sucursal em Portugal	Portugal
Hilton International Co - Sudan	Sudan
Hilton International Co (Belgium) BVBA	Belgium
Hilton International Co (Spolka Akcyjna)	Poland
Hilton International Co Merkezi ABD Turkiye Istanbul Subesi	Turkey
Hilton International DEMPE Holding Limited	United Kingdom
Hilton International Ecuador LLC	United States
Hilton International Franchisor LLC	United States
Hilton International GAMMA	France
Hilton International Holding LLC	United States
Hilton International Holding USA Corporation	United States
Hilton International Holdings LLC	United States
Hilton International Hotels (U.K.) Limited	United Kingdom
Hilton International Hotels (UK) Limited - Sucursal en Espana	Spain
Hilton International IP Holding 2 Limited	United Kingdom
Hilton International IP Holding Limited	United Kingdom
Hilton International Jamaica Limited	Jamaica
Hilton International LLC	United States
Hilton International LLC - Dubai	United Arab Emirates
Hilton International LLC - Hong Kong branch	Hong Kong
Hilton International Manage (Argentina) SRL	Argentina
Hilton International Manage (Maldives) Pvt. Ltd	Maldives
Hilton International Manage LLC	United States
Hilton International Manage LLC - Canada	Canada
Hilton International Manage LLC - Costa Rica	Costa Rica
Hilton International Manage LLC - Egypt	Egypt
Hilton International Manage LLC - South Africa	South Africa
Hilton International Manage LLC Branche (Tunisia)	Tunisia
Hilton International Management (Middle East) Corporation - Ukraine Representative Office	Ukraine
Hilton International Management LLC	United States
Hilton International Management LLC (Sri Lanka)	Sri Lanka
Hilton International South Africa (PTY) Limited	South Africa
Hilton International Trinidad Limited	Trinidad and Tobago
Hilton International Vermogensverwaltung GmbH	Germany

Hilton International Wien GmbH	Austria
Hilton Israel Ltd	Israel
Hilton Italiana Srl	Italy
Hilton Malta Limited	Malta
Hilton Management Liquor LLC	United States
Hilton Management LLC	United States
Hilton Munich Airport Hotel Manage GmbH	Germany
Hilton Nairobi Limited	Kenya
Hilton New Jersey Service Corp.	United States
Hilton of Malaysia LLC	United States
Hilton of Malaysia LLC - Malaysia	Malaysia
Hilton of Panama Limited	Panama
Hilton of Panama Ltd - Greece branch	Greece
Hilton of Spain S.L.	Spain
Hilton PCB S.a.r.l.	Luxembourg
Hilton Recreation LLC	United States
Hilton Reservations Worldwide, L.L.C.	United States
Hilton Russia LLC	United States
Hilton Russia LLC - Russian branch	Russian Federation
Hilton San Diego LLC	United States
Hilton Service Center GmbH	Germany
Hilton Spring Corporation	United States
Hilton Supply Management LLC	United States
Hilton Systems Solutions, LLC	United States
Hilton Systems, LLC	United States
Hilton Telemarketing LLC	United States
Hilton Tobago Unlimited	Trinidad and Tobago
Hilton Travel Services LLC	United States
Hilton UK Corporate Director Limited	United Kingdom
Hilton UK Hotels Limited	United Kingdom
Hilton UK Manage Limited	United Kingdom
Hilton UK Manage Limited - Saudia Arabia	Saudi Arabia
Hilton UK Manage Limited – Swedish Filial	Sweden
Hilton UK Manage Limited-Sucursal em Portugal	Portugal
Hilton UK Pension Trustee Limited	United Kingdom
Hilton Worldwide Domestic FS Treasury LLC	United States
Hilton Worldwide Finance Corp.	United States
Hilton Worldwide Finance LLC	United States
Hilton Worldwide Franchising LP	United Kingdom
Hilton Worldwide FS Treasury Limited	United Kingdom
Hilton Worldwide Holding 1 Limited	United Kingdom
Hilton Worldwide Holding 2 Limited	United Kingdom
Hilton Worldwide Holding LLP	United Kingdom
Hilton Worldwide Holdings Inc.	United States
Hilton Worldwide International CRA Holdings C.V.	Netherlands
Hilton Worldwide International do Brasil Ltda.	Brazil
Hilton Worldwide International Holding 1 LLC	United States
Hilton Worldwide International Israel Ltd.	Israel
Hilton Worldwide International Italy S.r.l.	Italy
Hilton Worldwide International Japan Godo-Kaisha	Japan

Hilton Worldwide International Luxembourg Holding S.à r.l.	Luxembourg
Hilton Worldwide International Myanmar Company Limited	Myanmar
Hilton Worldwide International Puerto Rico LLC	Puerto Rico
Hilton Worldwide International Singapore Pte. Ltd.	Singapore
Hilton Worldwide Limited	United Kingdom
Hilton Worldwide Limited Hong Kong Branch	Hong Kong
Hilton Worldwide Limited Korea Branch	Korea, Republic of
Hilton Worldwide Manage Branchco Limited	United Kingdom
Hilton Worldwide Manage Branchco Limited - Sucursal em Portugal	Portugal
Hilton Worldwide Manage Branchco Limited (Ukraine)	Ukraine
Hilton Worldwide Manage Branchco Limited Branch - Georgia	Georgia
Hilton Worldwide Manage Branchco Limited -Colombia	Colombia
Hilton Worldwide Manage Branchco Limited Korea Branch	Korea, Republic of
Hilton Worldwide Manage Branchco Limited spółka z ograniczona odpowiedzialnością Oddział w Polsce	Poland
Hilton Worldwide Manage Branchco Ltd - Uruguay Branch	Uruguay
Hilton Worldwide Manage Limited	United Kingdom
Hilton Worldwide Parent LLC	United States
Hilton Worldwide Services Limited	United Kingdom
Hilton-OCCC Mezz Lender, LLC	United States
HLT Amity LLC	United States
HLT Aro Manage Limited	United Kingdom
HLT Audubon LLC	United States
HLT Bradford Limited	United Kingdom
HLT Brazil LLC	United States
HLT Conrad Domestic LLC	United States
HLT Domestic JV Holdings LLC	United States
HLT Drake LLC	United States
HLT English Operator Limited	United Kingdom
HLT ESP International Franchise LLC	United States
HLT ESP International Franchisor Corporation	United States
HLT ESP International Manage LLC	United States
HLT ESP International Management Corporation	United States
HLT ESP Manage LLC	United States
HLT Existing Franchise Holding LLC	United States
HLT Franchise II Borrower LLC	United States
HLT Franchise Mezz V-A LLC	United States
HLT Franchise Mezz V-B LLC	United States
HLT Franchise Mezz V-C LLC	United States
HLT Franchise Mezz V-D LLC	United States
HLT Franchise Mezz V-E LLC	United States
HLT Franchise Mezz V-F LLC	United States
HLT Franchise Mezz V-G LLC	United States
HLT Franchise Mezz V-H LLC	United States
HLT Franchise Mezz V-I LLC	United States
HLT Franchise Mezz V-J LLC	United States
HLT Franchise Mezz V-K LLC	United States
HLT Franchise V Borrower LLC	United States
HLT German Manage GmbH	Germany
HLT German Services GmbH	Germany

HLT HQ SPE LLC	United States
HLT HSM Holding LLC	United States
HLT HSS Holding LLC	United States
HLT International Existing Franchise Holding LLC	United States
HLT International Manage LLC	United States
HLT JV Acquisition LLC	United States
HLT JV II Borrower LLC	United States
HLT Lifestyle International Franchise LLC	United States
HLT Lifestyle International Franchisor Corporation	United States
HLT Lifestyle International Manage LLC	United States
HLT Lifestyle International Management Corporation	United States
HLT Lifestyle Manage LLC	United States
HLT London Manage Limited	United Kingdom
HLT Managed Mezz VI-A LLC	United States
HLT Managed Mezz VI-B LLC	United States
HLT Managed Mezz VI-C LLC	United States
HLT Managed Mezz VI-D LLC	United States
HLT Managed Mezz VI-E LLC	United States
HLT Managed Mezz VI-F LLC	United States
HLT Managed Mezz VI-G LLC	United States
HLT Managed Mezz VI-H LLC	United States
HLT Managed Mezz VI-I LLC	United States
HLT Managed Mezz VI-J LLC	United States
HLT Managed Mezz VI-K LLC	United States
HLT Managed Mezz XI-A GmbH	Germany
HLT Managed Mezz XI-B GmbH	Germany
HLT Managed Mezz XI-C GmbH	Germany
HLT Managed Mezz XI-D GmbH	Germany
HLT Managed Mezz XI-E GmbH	Germany
HLT Managed Mezz XI-F GmbH	Germany
HLT Managed Mezz XI-G GmbH	Germany
HLT Managed Mezz XI-H GmbH	Germany
HLT Managed Mezz XI-I GmbH	Germany
HLT Managed Mezz XI-J GmbH	Germany
HLT Managed Mezz XI-K GmbH	Germany
HLT Managed VI Holding LLC	United States
HLT Managed VI-A Borrower LLC	United States
HLT Managed VI-A Holding LLC	United States
HLT Managed XI-A Borrower GmbH	Germany
HLT Managed XII-A Holding LLC	United States
HLT Memphis Data LLC	United States
HLT Mexico LLC	United States
HLT Operating Mezz III-K Limited	United Kingdom
HLT Operating Mezz VII-A Limited	United Kingdom
HLT Operating Mezz VII-B Limited	United Kingdom
HLT Operating Mezz VII-C Limited	United Kingdom
HLT Operating Mezz VII-D Limited	United Kingdom
HLT Operating Mezz VII-E Limited	United Kingdom
HLT Operating Mezz VII-F Limited	United Kingdom
HLT Operating Mezz VII-G Limited	United Kingdom

HLT Operating Mezz VII-H Limited	United Kingdom
HLT Operating Mezz VII-I Limited	United Kingdom
HLT Operating Mezz VII-J Limited	United Kingdom
HLT Operating Mezz VII-K Limited	United Kingdom
HLT Operating Mezz V-K Limited	United Kingdom
HLT Operating VII-A Borrower GmbH	Germany
HLT Owned II Holding LLC	United States
HLT Owned II-A Borrower LLC	United States
HLT Owned IX Holding Limited	United Kingdom
HLT Owned IX-A Holding Limited	United Kingdom
HLT Owned Mezz IX-A Limited	United Kingdom
HLT Owned Mezz IX-B Limited	United Kingdom
HLT Owned Mezz IX-C Limited	United Kingdom
HLT Owned Mezz IX-D Limited	United Kingdom
HLT Owned Mezz IX-E Limited	United Kingdom
HLT Owned Mezz IX-F Limited	United Kingdom
HLT Owned Mezz IX-G Limited	United Kingdom
HLT Owned Mezz IX-H Limited	United Kingdom
HLT Owned Mezz IX-I Limited	United Kingdom
HLT Owned Mezz IX-J Limited	United Kingdom
HLT Owned Mezz IX-K Limited	United Kingdom
HLT Owned Mezz V-A Limited	United Kingdom
HLT Owned Mezz V-B Limited	United Kingdom
HLT Owned Mezz V-C Limited	United Kingdom
HLT Owned Mezz V-D Limited	United Kingdom
HLT Owned Mezz V-E Limited	United Kingdom
HLT Owned Mezz V-F Limited	United Kingdom
HLT Owned Mezz V-G Limited	United Kingdom
HLT Owned Mezz V-H Limited	United Kingdom
HLT Owned Mezz V-I Limited	United Kingdom
HLT Owned Mezz V-J Limited	United Kingdom
HLT Owned Mezz V-K Limited	United Kingdom
HLT Owned V Holding Limited	United Kingdom
HLT Owned V-A Holding Limited	United Kingdom
HLT Owned VI-A Holding LLC	United States
HLT Owned VII Holding LLC	United States
HLT Owned VII-A Holding LLC	United States
HLT Palmer LLC	United States
HLT Prism LLC	United States
HLT Secretary Limited	United Kingdom
HLT Stakis IP Limited	United Kingdom
HLT Stakis Operator Limited	United Kingdom
HLT Waldorf=Astoria International Manage LLC	United States
Home2 Brand Management LLC	United States
Homewood Suites Management LLC	United States
Hotel Clubs of Corporate Woods, Inc.	United States
Hotel Corporation of Europe (Milan Branch)	Italy
Hotel Corporation of Europe, LLC	United States
Hotel Equities Co.	United States
Hotel Maatschappij Schiphol BV	Netherlands

Hotel Management (Middle East) LLC	United States
Hotel Management of Minneapolis Inc.	United States
Hotelbetriebsgesellschaft Hochstrasse GmbH	Germany
Hotels Statler Company, Inc.	United States
HPP Hotels USA LLC	United States
HPP International LLC	United States
HTGV, LLC	United States
Innvision, LLC	United States
International Brand Hospitality Austria GmbH	Austria
International Brand Hospitality GmbH	Germany
International Company for Touristic Investments, S.A.E.	Egypt
International Hotels (Kenya) Limited	Kenya
International Rivercenter Lessee, L.L.C.	United States
Istanbul Park Hilton Enternasyonal Otelcilik Limited Sirketi	Turkey
Izmir Enternasyonel Otelcilik Anonim Sirketi	Turkey
Izmir Hilton Enternasyonal Otelcilik AS	Turkey
Kayseri Hilton Enternasyonal Otelcilik AS	Turkey
King Street Hotel SPE, LLC	United States
Konya Hilton Enternasyonal Otelcilik AS	Turkey
Lee Vista Tenant Corp.	United States
Livingwell Australia Pty Limited	Australia
Lockwood Palmer House, LLC	United States
Madagascar Hilton SARL	Madagascar
MAPLE HOTELS MANAGEMENT COMPANY LIMITED	Ireland
Maple Hotels Management Company Limited	United Kingdom
Margate Towers at Kingston Plantation, L.L.C.	United States
Marquette MPT, Inc.	United States
Mayaguez Hilton Corporation - Puerto Rico branch	Puerto Rico
Mayaguez Hilton LLC	United States
MC Treasury Limited	United Kingdom
Mersin Hilton Enternasyonal Otelcilik AS	Turkey
Milbuck Holdings, Inc	United States
Morning Light Co Ltd	Mauritius
München Park Hilton Zweigniederlassung der Hilton International LLC	Germany
Nagoya Hilton Co Ltd	Japan
Nippon Hilton Co Ltd	Japan
Odawara Hilton Co., Ltd	Japan
On Command Corporation	United States
Operadora de Hoteles Loreto, S. de R.L. de C.V	Mexico
Osaka Hilton Co Ltd	Japan
P55 Beverage LLC	United States
PAH-DT Chicago-O'Hare Partners, LP	United States
PAH-DT Park Place Partners, LP	United States
PAH-DT Tallahassee Partners, LP	United States
Peacock Alley Service Company, LLC	United States
PH Hotel GP, LLC	United States
PH Hotel Partners, LP	United States
Potter's Bar Palmer House, LLC	United States
Promus Hotel Services, Inc.	United States

Promus Hotels Florida LLC	United States
Promus Hotels LLC	United States
Promus Hotels Minneapolis, Inc.	United States
Promus Hotels Parent LLC	United States
Promus Operating LLC	United States
Promus/FCH Condominium Company, L.L.C.	United States
Promus/FCH Development Company, L.L.C.	United States
Promus/Kingston Development Corporation	United States
PT Hilton International Manage Indonesia	Indonesia
PT. Conrad Management Indonesia	Indonesia
Puckrup Hall Hotel Limited	United Kingdom
Rye Town Tenant Corp.	United States
Sacramento Hotel Partners, LLC	United States
SALC, Inc.	United States
Samantha Hotel LLC	United States
Santa Clara Tenant Corp.	United States
Servicios y Recursos Administrativos Hoteleros S. de R.L. de C.V.	Mexico
SH Investors I, L.P.	United States
Societe d'Exploitation Hoteliere d'Orly EURL	France
Societe d'exploitation Hoteliere La defense SAS	France
Splendid Property Company Limited	United Kingdom
Sunrise Resources (Australia) Pty Ltd	Australia
Tel Aviv Hilton Limited	Israel
Tokyo Bay Hilton Co. Ltd	Japan
Tru Brand Management LLC	United States
UK Leasing Brighton Limited	United Kingdom
UK Leasing Cobham Limited	United Kingdom
UK Leasing Croydon Limited	United Kingdom
UK Leasing East Midlands Limited	United Kingdom
UK Leasing Leeds City Limited	United Kingdom
UK Leasing Leicester Limited	United Kingdom
UK Leasing London Kensington Limited	United Kingdom
UK Leasing Northampton Limited	United Kingdom
UK Leasing Nottingham Limited	United Kingdom
UK Leasing Puckrup Limited	United Kingdom
UK Leasing Watford Limited	United Kingdom
UK Leasing York Limited	United Kingdom
Village Motor Inn	United States
Vista International DE LLC	United States
WA Collection International, LLC	United States
Waldorf=Astoria Management LLC	United States
Washington Hilton, L.L.C.	United States
World Hotels, B.V.	Netherlands